SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 13, 2002

GEORGIA-PACIFIC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code(404) 652-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item	5. Other Events.

The following description of the foregoing amendments does not purport to be complete and is qualified entirely by reference to our revolving credit facility, dated as of November 3, 2000, among Georgia-Pacific Corporation (“Georgia-Pacific”), Bank of America, N.A., as agent (“Bank of America”), and the lenders named therein (“Multi-Year Revolving Credit Facility”) filed as Exhibit 10.20 of our Annual Report on Form 10-K for the fiscal year ended December 30, 2000, and to the amendments to the Multi-Year Revolving Credit Facility attached as Exhibits 10.3, 10.4 and 10.5 hereto which are incorporated by reference herein, and our capital markets bridge facility, dated as of August 16, 2002, among Georgia-Pacific, Bank of America, as administrative agent, Banc of America Securities LLC (“Banc of America Securities”) and Goldman Sachs Credit Partners L.P. (“Goldman Sachs” and, together with Banc of America Securities, the “Arrangers”) (the “Capital Markets Bridge Facility”) filed as Exhibit 10.1 of our Current Report on Form 8-K dated August 7, 2002, and to the amendments to the Capital Markets Bridge Facility attached as Exhibits 10.1 and 10.2 hereto which are incorporated by reference herein. The Multi-Year Revolving Credit Facility and the Capital Markets Bridge Facility are collectively referred to herein as the “Credit Facilities”.

Effective as of June 13, 2002 and October 29, 2002, we amended our Credit Facilities to allow for certain transactions with its affiliates that might have otherwise not been allowed. Our minimum net worth covenant for each Credit Facility was also subsequently amended to allow for adjustments for any OCI Pension Adjustment Amount (as defined in the amendments). The amendment to the Multi-Year Revolving Credit Facility also provides for commitment reductions each December 31 until maturity by an amount equal to $250,000,000 less any amount by which the commitments are reduced by virtue of certain net proceeds from asset sales, unless aggregate commitments are equal to or less than $3 billion. Once aggregate commitments are reduced to $2.5 billion, we are no longer required to reduce them with certain net proceeds from asset sales. We are also obligated to prepay committed loans from certain net proceeds from asset sales. However, the obligation to reduce commitments or prepay loans with net proceeds from asset sales does not commence until all obligations under the Capital Markets Bridge Facility have been paid in full.

On August 13, 2002, we executed a Commitment Letter, dated as of August 13, 2002, by and among Georgia-Pacific, Bank of America, Banc of America Securities and Goldman Sachs (the “Commitment Letter”) in which Bank of America. and Goldman Sachs offered their respective commitments to provide a portion of the Capital Markets Bridge Facility in the amount indicated therein and subject to the terms and conditions set forth in the Commitment Letter filed as Exhibit 99.1 to the Corporation’s Current Report on Form 8-K, dated August 13, 2002, and incorporated herein by this reference thereto.

On August 16, 2002, we amended the Commitment Letter subject to the terms and conditions set forth in the First Amendment to the Commitment Letter filed as Exhibit 99.2 to the Corporation’s Current Report on Form 8-K dated August 13, 2002 and incorporated herein by this reference thereto. In addition to the other events in the Commitment Letter, the occurrence of which allow the Arrangers to request we take out the Capital Markets Bridge Facility, the amendment added that we agree to take all steps necessary to cause the Capital Markets Bridge Facility to be refinanced on or before the date that is 45 days after the date on which the amount available to be drawn under the Multi-Year Revolving Credit Facility is less than $650,000,000.

On October 30, 2002, we amended the Commitment Letter again subject to the terms and conditions set forth in the Second Amendment to the Commitment Letter (the “Second Amendment Letter”). The Second Amendment Letter clarifies that if we are to refinance the Capital Markets Bridge Facility, we will do so with proceeds from a new bank or other new credit facilities (and/or with proceeds from the issuance and sale of debt securities), rather than having to use the Multi-Year Revolving Credit Facility to pay off the Capital Markets Bridge Facility. The Second Amendment Letter is attached hereto as Exhibit 99.1, and is incorporated herein by this reference.

The following description of the foregoing amendments does not purport to be complete and is qualified entirely by reference to our second amended and restated receivables purchase agreements, dated as of December 19, 2001, among G-P Receivables, Inc., a direct wholly owned subsidiary of Georgia-Pacific (“G-P Receivables”), Georgia-Pacific, Citicorp North America, Inc. as Administrative Agent, the Purchasers named therein and the Secondary Purchasers named therein (the “Receivables Purchase Agreements”) filed as Exhibits 10.10(iii) and 10.10(iv) of our Annual Report on Form 10-K for the fiscal year ended December 29, 2001, and to the amendments to the Receivables Purchase Agreements attached as Exhibits 10.6 and 10.7 hereto which are incorporated by reference herein.

Effective as of October 23, 2002, we amended the Receivables Purchase Agreements to allow the Administrative Agent to cancel any Special Concentration Limit (as defined in the Receivables Purchase Agreement) upon not less than three business days’ notice.

Pursuant to a Fourth Amendment to the Receivables Purchase Agreements, dated as of December 6, 2002, we further amended our Receivables Purchase Agreements to extend the Facility Termination Date (as defined in the Receivables Purchase Agreements) to December 15, 2003. The Agreements were also amended to reflect the amended minimum net worth covenant made in the Credit Facilities. The amendment also terminated the rights and obligations of Four Winds, as Purchaser under the Receivables Purchase Agreements, and terminated the rights and obligations of Commerzbank, as Secondary Purchaser under the Receivables Purchase Agreements, as Four Winds and Commerzbank will no longer be purchasers of receivables under the Receivables Purchase Agreements. In addition, the Purchase Limit (as defined in the Receivables Purchase Agreements) was decreased from $900,000,000 to $700,000,000. Further, at Georgia-Pacific’s current credit rating, G-P Receivables is required to provide an additional 2.5% of collateral to the Purchasers, such that the aggregate Receivable Interest (as defined in the Receivables Purchase Agreements) of all the Purchasers shall not exceed 97.5%. That ratio may exceed 97.5%, however, depending on increases or decreases in Georgia-Pacific’s credit rating. The time during which Georgia-Pacific is required to provide an audit report with respect to its receivables has been amended such that we are now required to provide it prior to the time the program is renewed each year. The Purchasers may also modify the definition of “Eligible Receivable” after receiving the Investor Report.

The amendment also provides (i) for lockbox agreements to be delivered to the Administrative Agent with respect to each lockbox account on or before February 28, 2003 and (ii) that on or before January 31, 2003, or such other date as agreed among the parties, the Purchaser, each Secondary Purchaser and the Administrative Agent shall be allowed to visit our offices to inspect all Records (as defined in the Receivables Purchase Agreements) relating to Pool Receivables (as defined in the Receivables Purchase Agreements) and the Related Security (as defined in the Receivables Purchase Agreements). In the event the results of such examination are not satisfactory to the parties, we shall propose a plan to address any deficiencies cited. As a requirement of the amendment, we engaged nationally recognized independent certified public accountants to furnish a report to the Purchaser, each Secondary Purchaser and the Administrative Agent with respect to the procedures applied to the servicing of the Pool Receivables.

In the event the final report indicates the servicing has not been conducted in compliance with the terms of the Agreements, Georgia-Pacific shall propose a plan to address any deficiencies cited. Failure by G-P Receivables or Georgia-Pacific to satisfy any of these covenants shall constitute an Event of Termination under the Agreements.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits.

10.1
First Amendment, to Credit Agreement, dated as of October 29, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P. (Senior Capital Markets Bridge Facility), dated as of August 16, 2002.

10.2
Second Amendment, to Credit Agreement, dated as of November 15, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P. (Senior Capital Markets Bridge Facility), dated as of August 16, 2002.

10.3
Fourth Amendment to Credit Agreement, dated as of June 13, 2002, by and among Georgia-Pacific Corporation, Bank of America, as Administrative Agent and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

10.4
Fifth Amendment to Credit Agreement, dated as of October 29, 2002, by and among Georgia-Pacific Corporation, Bank of America, as Administrative Agent and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

10.5
Sixth Amendment to Credit Agreement, dated as of November 19, 2002, by and among Georgia-Pacific Corporation, Bank of America, as Administrative Agent and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

10.6
Third Amendment to Second Amended and Restated Receivables Purchase Agreements, dated as of October 23, 2002, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, Blue Ridge Asset Funding Corporation (“Blue Ridge”), Corporate Receivables Corporation (“CRC”), Corporate Asset Funding Company, Inc. (“CAFCO”), Four Winds Funding Corporation (“Four Winds”), Victory Receivables Corporation (“Victory” and, together with Blue Ridge, CRC, CAFCO and Four Winds, the “Purchasers”), Citibank, N.A. (“Citibank”), Commerzbank AG (New York Branch) (“Commerzbank”), The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch) (“BTM”), Wachovia Bank National Association (“Wachovia” and, together with Citibank, Commerzbank and BTM, the “Secondary Purchasers”) and Citicorp North America, Inc., as Administrative Agent.

10.7
Fourth Amendment to Second Amended and Restated Receivables Purchase Agreements, dated as of December 6, 2002 ,among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, the Purchasers, the Secondary Purchasers and Citicorp North America, Inc., as Administrative Agent.

99.1
Second Amendment to Commitment Letter, dated as of October 30, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2002

GEORGIA-PACIFIC CORPORATION

By:	/s/ Kenneth F. Khoury
Name:	Kenneth F. Khoury
Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

10.1
First Amendment, to Credit Agreement, dated as of October 29, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P. (Senior Capital Markets Bridge Facility), dated as of August 16, 2002.

10.2
Second Amendment, to Credit Agreement, dated as of November 15, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P. (Senior Capital Markets Bridge Facility), dated as of August 16, 2002.

10.3
Fourth Amendment to Credit Agreement, dated as of June 13, 2002, by and among Georgia-Pacific Corporation, Bank of America, as Administrative Agent and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

10.4
Fifth Amendment to Credit Agreement, dated as of October 29, 2002, by and among Georgia-Pacific Corporation, Bank of America, as Administrative Agent and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

10.5
Sixth Amendment to Credit Agreement, dated as of November 19, 2002, by and among Georgia-Pacific Corporation, Bank of America, as Administrative Agent and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

10.6
Third Amendment to Second Amended and Restated Receivables Purchase Agreements, dated as of October 23, 2002, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, the Purchasers, the Secondary Purchasers and Citicorp North America, Inc., as Administrative Agent.

10.7
Fourth Amendment to Second Amended and Restated Receivables Purchase Agreements dated, as of December 6, 2002, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, the Purchasers, the Secondary Purchasers and Citicorp North America, Inc., as Administrative Agent.

99.1
Second Amendment to Commitment Letter, dated as of October 30, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P.